UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 3, 2010
The Boston Beer Company, Inc.
(Exact name of registrant as specified in its charter)

Massachusetts	001-14092	04-3284048

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Design Center Place, Suite 850, Boston, MA	02210

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 368-5000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On August 3, 2010, The Boston Beer Company, Inc. disclosed financial information for the second quarter of 2010 in an earnings release, a copy of which is set forth in the attached Exhibit 99.
The information in this Form 8-K and the Exhibit 99 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.
Item 7.01 Regulation FD Disclosure
On July 28, 2010, the Board of Directors of the Company increased the aggregate expenditure limit for the Company’s Stock Repurchase Program by $25,000,000, thereby increasing the limit from $165,000,000 to $190,000,000.
Item 9.01 Financial Statements and Exhibits
Exhibit 99 — Earnings Release of The Boston Beer Company, Inc. dated August 3, 2010.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Boston Beer Company, Inc. (Registrant)
Date: August 3, 2010	/s/ William F. Urich
William F. Urich
Chief Financial Officer